Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Energy Systems Inc (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned chief executive officer and chief financial officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




         /s/ Goran Mornhed
             -------------
             Goran Mornhed                              Dated: May 14, 2004
             Chief Executive Officer
            (Principal Executive Officer)




       /s/   Thomas J Noonan
             ---------------
             Thomas J. Noonan                           Dated: May 14,2004
             Chief Accounting Officer
            (Principal Accounting and Financial Officer)